EXHIBIT 99

                                     BYLAWS
                                       OF
                         UNION OIL COMPANY OF CALIFORNIA
                          (As Amended December 7, 1998)


                                    ARTICLE I
                                   FISCAL YEAR

         Section 1. The fiscal year of Union Oil Company of California (hereinafter called the "Company") shall end on the thirty-first day of December of each year.

                                   ARTICLE II
                                     OFFICES

         Section 1. Principal Office. The principal office for the transaction of business of the Company is hereby fixed and located at 2141 Rosecrans Avenue, Suite 4000, in the City of El Segundo, County of Los Angeles, State of California. The Board of Directors (hereinafter sometimes called the "Board") is hereby granted full power and authority to change said principal office from one location to another in said county.

                                   ARTICLE III
                                  SHAREHOLDERS

         Section 1. Annual Meetings. The annual meetings of the shareholders shall be held at 10:00 o'clock A.M. on the fourth Monday in May of each year if not a legal holiday, for the purpose of electing directors, consideration of reports of the affairs of the Company, and for the transaction of any other business which is within the powers of the shareholders and properly brought before the meeting. If the fourth Monday in May is a legal holiday, the annual meeting of the shareholders shall be held at 10:00 o'clock A.M. on the preceding or subsequent Monday as fixed by resolution of the Board.

         Section 2. Special Meetings. Special meetings of the shareholders for any purpose whatsoever may be called at any time by the Chairman of the Board, the Chief Executive Officer, the Board, or by one or more shareholders holding not less than ten percent of the voting power of the Company upon request in writing to the Chairman of the Board, the Chief Executive Officer, the President, a Vice President or the Secretary. The business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of such meetings.

         Section 3. Notice of Meetings. Written notice of each annual or special meeting of shareholders shall be given to each shareholder entitled to vote thereat not less than ten nor more than sixty days before the meeting.
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         Section 4. Place of  Meetings.  All meetings of  shareholders,  whether annual or special, shall be held at the principal office of the Company or at such other place, within or without the State of California, as the Board may from time to time designate pursuant to authority hereinafter granted it. In the absence of any such designation, shareholders' meetings shall be held at the principal office of the Company.

         Section 5. Voting Rights. Shareholders entitled to vote at shareholder meetings shall be entitled to one vote for each full share. A fraction of a share or a fractional interest in a share shall not be entitled to any voting rights whatsoever.

          Section 6. Conduct of Meetings. The decisions of the Chairman of the Board or officer presiding at all shareholders' meetings shall govern in all matters relating to the conduct of the meeting.

         Section 7. Voting. Directors shall be elected in accordance with the provisions of the California Corporations Code by holders of shares entitled to vote in the election; provided, however, a nomination shall be accepted, and votes cast for a nominee shall be counted by the inspectors of election, only if the Secretary of the Company has received at least twenty-four hours prior to the meeting a statement over the signature of the nominee that such person consents to being a nominee and, if elected, intends to serve as a director.

         Section 8. Action Without a Meeting. Any action which may be taken at any annual or special meeting may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

                                   ARTICLE IV
                               BOARD OF DIRECTORS

         Section 1. Powers. Subject to the limitations of the Restated Articles of Incorporation of the Company and of the California General Corporation Law as to action required or authorized to be approved by the shareholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed by, the Board of Directors.

         Section 2. Number. The exact number of directors of the Company, within the limits specified in Article Fourth of the Company's Restated Articles of Incorporation, shall be eleven (11) until changed in the manner provided by law.

          Section 3. Chairman and Vice Chairman of the Board. The Board shall appoint a Chairman, who shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors or prescribed by the Bylaws. The Board may also appoint a Vice Chairman, who

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shall  preside at all  meetings of the Board of  Directors in the absence of the
Chairman and shall have such other powers and duties as may from time to time be assigned by the Board of Directors or prescribed by the Bylaws.

         Section 4. Annual Meetings. Immediately following each annual meeting of shareholders, the Board shall hold its annual meeting for the purpose of organization, election of officers and the transaction of any other business.

          Section 5. Regular Meetings. Regular meetings of the Board shall be held at the times and on the dates fixed by resolution of the Board.

         Section 6. Special Meetings. Special meetings of the Board for any purpose or purposes whatsoever may be called by the Chairman of the Board or the Chief Executive Officer or, in the absence or inability of either of them, by the President, the Chief Financial Officer, or by at least two of the directors at the time in office.

         Section 7. Notice of Meetings. Notice of annual meetings and of regular meetings of the Board is hereby dispensed with. Notice of special meetings must be given at least two days in advance if given by mail, or at least twenty-four hours in advance if delivered personally or given by telephone or telegram.

         Section 8. Place of Meetings. All meetings of the Board, whether annual, regular or special meetings, shall be held at any place within or without the State of California which has been designated from time to time by resolution of the Board or in the notice of the meeting. In the absence of such designation all directors' meetings shall be held at the principal office of the Company.

         Section 9. Quorum. A majority of the exact number of directors specified in Section 2 of ARTICLE IV of the Bylaws shall constitute a quorum of the Board of Directors for the transaction of business; provided, however, that vacancies on the Board may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, each such director to hold office until a successor is elected at an annual or special meeting of the shareholders.

         Section 10. Compensation of Directors. Directors and members of committees appointed by the Board shall receive such compensation, if any, for their services, and such reimbursement for their expenses as may be fixed or determined by resolution of the Board. The Board may, however, in any such resolution provide that directors who are also employees of the Company or any of its subsidiaries shall not receive additional compensation for services as a director or member of a committee appointed by the Board.

          Section 11. Indemnification of Directors, Officers, Employees and Other Agents.

         (a) The Company shall, to the maximum extent permitted by the General Corporation Law of California, indemnify each of its directors and officers against all

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expense,  liability,  and loss,  including without limitation,  attorneys' fees, judgments, fines, ERISA excise taxes, penalties, amounts paid or to be paid in settlement, and any other amounts actually incurred in connection with any proceeding arising by reason of the fact any such person is or was a director or officer of the Company and shall advance to such director or officer expenses incurred in defending any such proceeding to the maximum extent permitted by such law. For purposes of this section, a "director" or "officer" of the Company includes any person who is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, or fiduciary, or in a similar capacity, of another foreign or domestic corporation, limited liability company, partnership, joint venture, trust, or any other enterprise or entity whatsoever, including without limitation service with respect to employee benefit plans.

         (b) The Board of Directors may in its discretion provide by resolution, either on a general basis or as to specific employees or agents, for similar indemnification of, or advance of expenses to, other employees or agents of the Company, and likewise may refuse to provide for such indemnification or advance of expenses except to the extent such indemnification is mandatory under the California General Corporation Law.

         (c) The Company shall maintain in full force and effect, at its own expense, director and officer liability insurance ("Insurance") coverage for each director and officer in amounts and scope at least as favorable as that maintained by the Corporation on September 30, 1996, or, to the extent more favorable, any Insurance policy entered into or renewed by the Company following such date. Notwithstanding the foregoing, if the Company, after using its best efforts, cannot obtain and purchase such coverage for an amount no more than what it paid for the most recent expiring Insurance policy plus a reasonable additional amount, the Company shall only be required to purchase such Insurance coverage for any act or omission occurring at or prior to the time of such date.

         (d) The rights provided to any person by this bylaw shall be enforceable against the Company by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer, as provided above. No amendment of this bylaw shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment, including, without limitation, any right of a director or officer to Insurance for any act or omission occurring at or prior to the time of such amendment.

         Section 12. Authority to Designate Place of Shareholders' Meetings. The Board is hereby granted full power and authority to designate from time to time any place within or without the State of California for the holding of any shareholders' meeting, whether annual or special.

          Section 13. Committees. The Board may, by resolution, appoint one or more committees, in addition to an Executive Committee and a Board Management Committee, to consist of two or more of the directors of the Company, and prescribe their duties and powers. A majority of the members of any such committee may determine its action and fix the time and place of its meetings unless the Board shall otherwise provide. The Board

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shall have the power at any time to fill  vacancies in, to change the membership of, or to dissolve any such committee.

         Section 14. Action by Written Consent. Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting, if all members of the Board or such committee, as the case may be, shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

         Section 15. Conference Calls. Members of the Board or any committee thereof may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

                                    ARTICLE V
                               EXECUTIVE COMMITTEE

         Section 1. Number and Composition. The Board of Directors shall appoint from its membership, annually, an Executive Committee of three or more directors. Included on the Executive Committee shall be the Chief Executive Officer of the Company. Each member of the Executive Committee shall hold membership at the pleasure of the Board, which shall have the exclusive power to fill vacancies thereon as they may occur. The Chairman of the Executive Committee shall be the Chief Executive Officer of the Company.

         Section 2. Powers. The Executive Committee, during the intervals between meetings of the Board, shall have and there is hereby granted to it all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except that the Executive Committee shall not be permitted to fill vacancies on the Board or on any committee, approve any action for which approval of the shareholders is also required by the California General Corporation Law, amend or repeal any resolution of the Board which by its express terms is not so amendable or repealable, or appoint other committees of the Board or the members thereof or take any other action which may not be delegated to a committee of the Board under the California General Corporation Law.

         Section 3. Procedure. Two members of the Executive Committee shall constitute a quorum of the Executive Committee for the transaction of business. The Executive Committee, by vote of a majority of its members, shall fix its own times and places of meetings and shall prescribe its own rules of procedure; no change in which shall be made save by a majority vote of its members.

         Section 4. Records and Reports. The Executive Committee shall keep regular minutes of all business transacted at its meetings, and all action of the Executive Committee shall be reported to the Board at its next ensuing meeting.

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          Section  5.  Compensation.  Members  of the  Executive  Committee  may
receive such compensation, if any, for their services, and such reimbursement for their expenses, as may be fixed or determined by the Board.

                                   ARTICLE VI
                           BOARD MANAGEMENT COMMITTEE

         Section 1. Number and Composition. The Board of Directors shall appoint from its membership, annually, a Board Management Committee composed of the directors who are employee officers of the Company. The Chairman of the Board Management Committee shall be the Chief Executive Officer of the Company.

         Section 2. Powers. The Board Management Committee, during the intervals between meetings of the Board, shall have and there is hereby granted to it all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, subject to approval limits established by resolution of the Board of Directors as deemed appropriate from time to time, but the Board Management Committee shall not be permitted to fill vacancies on the Board or on any committee, appoint the Chief Executive Officer, the President or the Chief Financial Officer, approve any action for which shareholders' approval or approval of the outstanding shares is also required by the California General Corporation Law, to amend or repeal any resolution of the Board or of the Executive Committee which by its express terms is not so amendable or repealable, or to appoint other committees of the Board or the members thereof or take any other action which may not be delegated to a committee of the Board under Section 311 of the California General Corporation Law.

         Section 3. Procedure. Two members of the Board Management Committee shall constitute a quorum of the Board Management Committee for the transaction of business. The Board Management Committee, by vote of a majority of its members, shall fix its own times and places of meetings and shall prescribe its own rules of procedure; no change in which shall be made save by a majority vote of its members.

         Section 4. Records. The Board Management Committee shall keep regular minutes of all business transacted at its meetings.

                                   ARTICLE VII
                                    OFFICERS

         Section 1. Officers. The officers of the Company shall be a Chief Executive Officer, a President, a Chief Financial Officer, a Vice President, a Secretary, a Comptroller, a Treasurer, and a Chief Legal Officer. The Company may also have, at the discretion of the Board, one or more additional Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and one or more Assistant Comptrollers, and the Board may appoint such other officers as it may deem necessary or advisable, who shall have such authority and perform such duties as from time to time may be prescribed by the Board, the Chairman of the Board, or the Chief Executive Officer. Any two or more offices may be held by the same person.

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         Section 2.  Election and Removal.  The officers of the Company shall be chosen annually by the Board at its annual meeting and each shall hold office until the corresponding annual meeting of the Board in the next year and until a successor shall be elected and qualified unless such officer shall theretofore resign or shall be removed or otherwise disqualified to serve. The Board may remove any officer either with or without cause or under such other terms or conditions as it may prescribe. Vacancies may be filled by the Board as they may occur.

         Section 3.  Powers and Duties.

         (a) Chief Executive Officer. The Chief Executive Officer shall be the officer, reporting directly to the Board, responsible for overall management of the Company and shall have general supervision, direction and control over the business and affairs of the Company and its officers. The Chief Executive Officer shall be a member of the Executive Committee and of the Board Management Committee and in general shall perform all duties incident to the office of Chief Executive Officer and shall have such powers and duties as may from time to time be assigned by the Board of Directors or prescribed by the Bylaws.

         (b) President. The President in general shall perform all duties incident to the office of President, and shall have such powers and duties as may from time to time be assigned by the Board of Directors, the Chief Executive Officer or prescribed by the Bylaws.

         (c) Chief Financial Officer and Vice Presidents. The Chief Financial Officer and each Vice President shall have such authority and shall perform such duties as shall from time to time be assigned by the Board, the Chief Executive Officer or prescribed by the Bylaws.

         (d) Secretary. The Secretary shall keep, or cause to be kept, a book of minutes, at the principal office and/or such other place or places as the Board may order, of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

         The Secretary shall keep or cause to be kept at the principal office, or at the office of the Company's transfer agent, a share register, which may be an electronic database, showing the names of the shareholders of record and their addresses, the number and classes of shares held by each, the numbers and dates of the certificates issued for those shares, and the numbers and dates of cancellation of every certificate surrendered for cancellation.

          The Secretary shall give or cause to be given notice of all meetings of the shareholders and the Board required to be given by the Bylaws or by law. The Secretary

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shall have charge of and be  custodian of the seal of the Company and the minute books and documents relating to the existence and governance of the Company.

         The Secretary shall have such other powers and perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board, the Chief Executive Officer or the Bylaws, and shall in general, subject to control of the Board, the Chairman of the Board and the Chief Executive Officer, perform all the duties usually incident to the office of secretary of a corporation.

         (e) Assistant Secretaries. Each Assistant Secretary shall assist the Secretary and, in the absence or disability of the Secretary, may perform the duties of the Secretary unless and until the contrary is expressed by the Board, and shall perform such other duties as may be prescribed by the Board or the Secretary.

         (f) Treasurer. The Treasurer shall have custody of and be responsible for all the monies and funds of the Company. The Treasurer shall deposit or cause to be deposited all Company monies, funds and other valuables in the name and to the credit of the Company in such bank or banks as shall be proper or as shall be directed by the Board, the Chief Executive Officer, or the Chief Financial Officer, and shall disburse the funds of the Company which have been duly approved for disbursement. The Treasurer shall enter or cause to be entered regularly in the books of the Company full and accurate accounts of all monies received and paid out on account of the Company.

         The Treasurer shall have such other powers and perform such other duties as may from time to time be prescribed by the Board, the Chief Executive Officer, the Chief Financial Officer or the Bylaws, and shall in general, subject to control of the Board, the Chief Executive Officer, and the Chief Financial Officer, perform all the duties usually incident to the office of treasurer of a corporation.

         (g) Assistant Treasurers. Each Assistant Treasurer shall assist the Treasurer and, in the absence or disability of the Treasurer, may perform the duties of Treasurer unless and until the contrary is expressed by the Board, and shall perform such other duties as may be prescribed by the Board or the Treasurer.

         (h) Comptroller. The Comptroller shall be the principal officer in charge of the general accounting books, accounting records and forms of the Company and shall see that all monies and obligations due the Company and all properties and assets are properly accounted for. The Comptroller shall prepare the Company's balance sheets, income accounts and other financial statements and reports, and render to the Board, the Chief Executive Officer, and the Chief Financial Officer, such periodic reports covering the results of operations of the Company as may be required by them or any of them.

         The Comptroller shall have such other powers and perform such other duties as may from time to time be prescribed by the Board, the Chief Executive Officer, the Chief Financial Officer or the Bylaws, and shall in general, subject to control of the Board, the Chief Executive Officer, and the Chief Financial Officer, perform all the duties usually incident to the office of comptroller of a corporation.

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         (I) Assistant Comptrollers. Each Assistant Comptroller shall assist the
Comptroller and, in the absence or disability of the Comptroller, may perform the duties of the Comptroller unless and until the contrary is expressed by the Board, and shall perform such other duties as may be prescribed by the Board or the Comptroller.

         (j) Chief Legal Officer. The Chief Legal Officer shall be in charge of the Company's legal affairs. The Chief Legal Officer shall advise the Board, the Chairman of the Board and/or the officers of the Company on such legal matters and prepare such reports as may be required by them or any of them.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 1. Execution of Documents. Unless otherwise authorized or prescribed by the Board of Directors, all contracts, leases, deeds, deeds of trust, mortgages, bonds, indentures, endorsements, assignments, powers of attorney to transfer stock or for other purposes, and other documents and instruments of whatsoever kind shall be executed for and on behalf of the Company by the Chief Executive Officer, the President, the Chief Financial Officer, a Vice President, the Treasurer, the Comptroller, or by any such officer and shall be attested by the Secretary or an Assistant Secretary, who shall have authority to affix the corporate seal to the same.

         The Board also may authorize, and delegate to any one or more of the Chief Executive Officer, the President and the Chief Financial Officer the power to so authorize, any other officer or officers, employee or employees, or agent or agents, to execute any contract, document or instrument of whatever kind for and on behalf of the Company and such authority may be general or be confined to specific instances.

         Section 2. Undertakings and Commitments. No undertaking, commitment, contract, instrument or document shall be binding upon the Company unless previously authorized or subsequently ratified by the Board or executed by an officer or officers, an employee or employees or an agent or agents of the Company acting under powers conferred by the Board or by these Bylaws.

         Section 3. Checks, Drafts, etc. All checks, notes and other obligations for collection, deposit or transfer, and all checks and drafts for disbursement from Company funds, and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be endorsed or signed by such officer or officers, employee or employees or agent or agents as shall be thereunto authorized from time to time by the Board of Directors, which may delegate the power to so authorize to any one or more of the Chief Executive Officer, the President and the Chief Financial Officer.

          Section 4. Representation of Shares of Other Corporations. Shares standing in the name of the Company may be voted or represented and all rights incident thereto may be exercised on behalf of the Company by the Chief Executive Officer, President, the

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Chief Financial Officer, a Vice President,  the Secretary,  the Treasurer or the
Comptroller, or by such other officers upon to whom the Board of Directors may from time to time confer like powers.

                                   ARTICLE IX
                                REPEAL OF BYLAWS

         Section 1. All existing Bylaws of the Company and all amendments thereto are hereby repealed.

                                    ARTICLE X
                                   AMENDMENTS

         Section 1. Power of Shareholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written assent of shareholders entitled to exercise a majority of the voting power of the Company.

         Section 2. Power of Directors. Subject to the right of shareholders as provided in Section 1 of this ARTICLE X to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board of Directors as provided or permitted by law.

                                   ARTICLE XI
                                    EMERGENCY

         Section 1. "Emergency" as used in this Article means disorder, disturbance or damage caused by war, enemy attack, other warlike acts or by catastrophe, disaster or other similar emergency condition, which prevents the conduct and management of the affairs and business of the Company by the Board of Directors and officers in the manner provided for in other Articles of these Bylaws. The powers and duties conferred and imposed by this Article, and any resolutions adopted pursuant hereto, shall be effective only during an emergency. This Article may be implemented from time to time by resolutions adopted by the Board of Directors before or during an emergency, or during an emergency by the emergency Board of Directors constituted and then acting pursuant hereto. An emergency, once commenced, shall be deemed to continue until terminated by resolutions adopted for that purpose by the Board of Directors.

         Section 2. If, during an emergency, a majority of the Board of Directors cannot be found or is unable to act, one-third of the exact number of the Board of Directors shall constitute a quorum thereof.

         Section 3. During any emergency, the officers and employees of the Company shall continue, so far as possible, to conduct the Company's affairs and business under the guidance of the Board of Directors acting pursuant to this Article and in accordance with known orders of governmental authorities.

          Section 4. If, during any emergency, a quorum of the Board of Directors, as provided in Section 3 of this Article, cannot be found or is unable to act, any three

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available  members of the Executive  Committee,  including  the Chief  Executive
Officer, shall be and constitute the Board of Directors, with two thereof constituting a quorum, and as such shall have and exercise the fullest power of the Board of Directors for the conduct and management of the affairs and business of the Company, permitted by law, without the limitations set forth in
Section 2 of ARTICLE V of these Bylaws, provided that such emergency Board of Directors as so constituted shall comply to the extent practicable under the circumstances with the provisions of ARTICLE III of these Bylaws relating to annual and special meetings of shareholders. If three members of the Executive Committee, including the Chief Executive Officer, are not able to serve, any three available directors shall be and constitute such emergency Board of Directors, with two thereof constituting a quorum, for the exercise of the powers conferred and performance of the duties imposed by this Section 4.

         Section 5. If, during any emergency, neither a quorum of the Board of Directors, as provided in Section 3 of this Article, nor a quorum of the emergency Board of Directors, as provided for in Section 4 of this Article is available to serve, then the powers conferred and duties imposed by Section 4 shall vest in and devolve upon any three of (in the following order of priority) available directors, including any one or more of the Chief Executive Officer, the President and the Chief Financial Officer, and as many Vice Presidents (or, in case of their inability, any other officers), in order of seniority, as may be necessary from time to time to constitute a total of three emergency directors. The Chief Executive Officer and any other one emergency director shall constitute a quorum of such emergency Board of Directors for exercise of the powers conferred and performance of the duties imposed hereunder, but if the Chief Executive Officer is not available, any two of such emergency directors shall constitute a quorum.

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